EXHIBIT 10.5
                                OPTION AGREEMENT
                                ----------------

     This OPTION AGREEMENT (this "Agreement"), is made and entered into as of _________ __, 2001, by and between HOTEL OUTSOURCE SERVICES, INC., a Delaware corporation (the "Company"), and BARTECH SYSTEMS INTERNATIONAL, INC., a Delaware corporation ("Bartech").
                                    RECITALS:
     WHEREAS, Bartech desires to obtain from the Company and the Company desires to grant to Bartech, an option to purchase up to 400 shares (subject to adjustment in accordance with Section 1.3, the "Option Shares") of the Company's common stock, par value $0.01 per share (the "Common Stock").

                                   AGREEMENT:

     NOW, THEREFORE, in consideration of $1.00, the premises and mutual covenants of the parties contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.     OPTION.
       ------
1.1     Option.
        ------

(a)     Grant of Option.  The Company hereby grants Bartech the right and option
        ---------------
     (sometimes referred to herein as the "Option") to purchase all or a portion of the Option Shares, at the applicable per share purchase price as set forth in
Section  1.1(c)  hereof.

(b)     Exercise  Period.  The  Option  evidenced  hereby  shall vest and become
        ----------------
exercisable with respect to all or a portion of the Option Shares on the date hereof and shall expire on the 18-month anniversary of the date hereof (the "Option Period").

(c)     Purchase  Price.  If  Bartech  exercises  any  part of this Option on or
        ---------------
prior to the 12-month anniversary of the date hereof, the purchase price per Option Share shall be equal to the Equity Per Share (as defined below). If Bartech exercises any part of this Option after the 12-month anniversary of the date hereof, the purchase price per Option Share shall be 115% of the Equity Per Share. For purposes of this Agreement, "Equity Per Share"shall be determined at any time by dividing (i) the aggregate dollar amount of equity capital contributions then made by (ii) the number of shares outstanding. The initial Equity Per Share shall be $500, determined by dividing the $500,000 initially contributed to capital by the 1,000 shares of Common Stock initially issued.

1.2     Manner  of  Exercise.
        --------------------

(a)     Notice  of  Exercise.  At any time during the Option Period, Bartech may
        --------------------
exercise any part of this Option by delivering to the Company written notice of same, substantially in the form of Exhibit A to this Agreement (the "Option
                                        ---------
Notice"). Such Option Notice shall be accompanied by payment in full of the aggregate Equity Per Share for the Options Shares to be acquired upon such exercise in cash, by wire transfer of immediately available funds to an account designated by the Company, or by certified check, bank draft or money order payable to the order of the Company (the "Option Payment").

(b)     Deliveries.  Promptly  upon  receipt of the Option Notice and the Option
        ----------
Payment, the Company shall deliver to Bartech (i) a certificate (a "Company Certificate"), executed by an executive officer of the Company, certifying that the representations and warranties of the Company contained in Section 2 of this Agreement are true and correct as of the date thereof as if made on the date thereof, and (ii) a certificate or certificates representing the Option Shares, registered in the name of Bartech or its designee(s). In the event that the Company is unable to deliver a Company Certificate because any representation or warranty contained in Section 2 hereof is not true and correct as of the date thereof, then the Company shall instead deliver to Bartech, promptly upon receipt of the Option Notice, a statement (a "Disclosure Statement") setting forth in reasonable detail any amendments or modifications to such representation or warranty.

(c)     Revocation  and  Confirmation.  Following  receipt  of  a  Disclosure
        -----------------------------
Statement, Bartech shall have 10 days to either (i) confirm its exercise of the Option, or (ii) revoke its exercise of the Option, in either case by written notice of same; provided, that Bartech's failure to give notice of confirmation or revocation within the aforementioned 10-day period shall be deemed a confirmation of its exercise of the Option. If Bartech revokes its exercise within such 10-day period, then the Company shall promptly, and in any event within two business days following its receipt of such revocation notice, return to Bartech the Option Payment, together within interest at 5% per annum from the date of the Company's receipt of the Option Payment, by wire transfer of immediately available funds to an account designated by Bartech or by returning the certified check, bank draft or money order originally delivered by Bartech if not yet deposited, plus a separate wire transfer, check or money order representing payment of such interest. If Bartech confirms its exercise of the Option, the Company shall promptly and, in any event within two business days following receipt of such confirmation notice or the last day of the 10-day revocation period, whichever is earlier, deliver a certificate or certificates representing the Option Shares, registered in the name of Bartech of its designee(s).

(d)     Continuing  Option.  If  Bartech exercises this Option for less than the
        ------------------
full number of Option Shares then available for exercise, this Option and this Agreement shall thereafter represent the right to acquire the remaining number of Option Shares not previously acquired hereunder.

1.3     Adjustments  upon Changes in Capitalization; Reclassifications, Mergers,
        ------------------------------------------------------------------------
Etc.
---

(a)     Changes  in  Capitalization.  The  number  of  Option  Shares  shall  be
        ---------------------------
proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company.

(b)     Reclassifications, Mergers, etc.  In case of any (i) reclassification or
        --------------------------------
     change (other than a change in capitalization described in subsection (a) above) of the Company's capitalization, (ii) merger or consolidation of the Company with or into any other corporation or other entity (other than a merger or consolidation in which the Company is the surviving or continuing corporation), (iii) sale, lease or conveyance to another corporation or other entity of the property and assets of any nature of the Company as an entirety or substantially as an entirety, or (iv) liquidation, dissolution or other winding-up of the Company (any such case, an "Event"), this Option shall thereafter be exercisable for the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such Event by a holder of the number of Common Shares for which this Option might have been exercised or converted immediately prior to such Event. No such Event shall be carried into effect unless all necessary steps shall have been taken to ensure that Bartech shall thereafter be entitled to receive the kind and amount of shares of stock and other securities, property, cash, or any combination thereof which Bartech shall be entitled in accordance with this Section 1.3(b).

2.     REPRESENTATIONS  AND  WARRANTIES  OF  THE  COMPANY.
       --------------------------------------------------

2.1          The  Company  represents  and  warrants  to  Bartech  as  follows:

2.2     Organization.  The  Company  is a corporation duly incorporated, validly
        ------------
existing and in good standing under the laws of its jurisdiction of incorporation.

2.3     Authority.  The  Company  has  full  power and authority (i) to execute,
        ---------
deliver and perform this Agreement, and (ii) to issue the Option Shares upon exercise of the Option by Bartech. All action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution, delivery and performance by the Company of all its obligations under this Agreement and for the issuance of the Option Shares has been taken. This Agreement, when executed and delivered by the Company and the other parties thereto will constitute legally binding and valid obligations of the Company, enforceable in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, moratorium, creditors' rights and other similar laws.

2.4     Validity  of  Option  Shares.  The  Option Shares, when issued, sold and
        ----------------------------
delivered in accordance with the terms and for the consideration expressed in this Agreement, shall be duly and validly issued (including, without limitation, issued in compliance with applicable federal and state securities laws, assuming the accuracy of the representations and warranties of Bartech set forth herein and therein), and free and clear of all liens, encumbrances and restrictions on transfer of every kind and nature whatsoever, other than restrictions on transfer imposed on Bartech under applicable state and federal securities laws and the Stockholders' Agreement dated as of even date herewith among the parties hereto (the "Stockholders' Agreement). The issuance, sale and delivery of the Option Shares is not subject to any preemptive right, right of first refusal or other similar right in favor of any person.

2.5     No  Conflict  with  Other  Instruments.  The  execution,  delivery  and
        --------------------------------------
performance by the Company of this Agreement and the consummation of the transactions contemplated hereby will not result in any violation of, conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under, with or without the passage of time or the giving of notice, or both, (i) any provision of the Company's Certificate of Incorporation or By-laws (each as may have been amended, supplemented or restated); (ii) any provision of any judgment, writ, injunction, decree or order to which the Company is a party; (iii) any law, statute, rule or regulation applicable to the Company; or (iv) any contract, agreement or understanding to which the Company is a party or by which any of its properties or assets are bound.

2.6     Government  Consents.  No  consent, approval, order or authorization of,
        --------------------
or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with (i) the execution, delivery and performance of this Agreement or the Purchase Agreement, or (ii) the issuance, sale and delivery of the Option Shares, except for such filings required pursuant to applicable federal and state securities laws and blue sky laws, which filings, if any, will be effected by the Company within the required statutory period.

2.7     No  Defaults  or  Violations.  The  Company  is  not in violation of, in
        ----------------------------
conflict with, in breach of or in default under any term or provision of, and no right of any party to accelerate, terminate, modify or cancel has come into existence under, (i) its Certificate of Incorporation or By-laws (each as may have been amended, supplemented or restated), (ii) any provision of any judgment, writ, injunction, decree or order to which the Company is a party;
(iii) any law, statute, rule or regulation applicable to the Company; or (iv) any contract, agreement or understanding to which the Company is a party or by which any of its properties or assets are bound

2.8     Litigation.  There  is  no  action,  suit,  proceeding  or investigation
        ----------
pending or, to the Company's knowledge, currently threatened against the Company.

2.9     Capitalization.  The  authorized  capital  stock  of  the  Company shall
        --------------
consist of a total of 3,000 shares of Common Stock. The Capitalization Table attached hereto as Exhibit B (which Exhibit B shall be updated by the Company
                      ---------
from time to time during the Option Period as necessary to reflect any changes in the Company's capitalization (the "Capitalization Table")) sets forth a complete and correct list of all of the stockholders of the Company and the respective number of shares and percentage interest owned of record by each such stockholder. Except as provided in the Stockholders' Agreement and the Option Agreement, dated as of even date herewith, by and among the Company, Bartech, Bartech Mediterranean Ltd. and Hila International Corp., (i) there are no outstanding warrants, options, conversion or exchange privileges, preemptive rights, or other rights or agreements to purchase or otherwise acquire or issue any securities of the Company, and (ii) there is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security or any instrument or security exercisable or exchangeable for, or convertible into any security of the Company.

2.10     Financial  Statements;  Absence  of Debts and Liabilities.  The Company
         ---------------------------------------------------------
has previously delivered to Bartech true and complete copies of the Company's Financial Statements (as defined in Section 3.6 hereof). All such Financial Statements (i) have been prepared in accordance with generally accepted accounting principles ("GAAP"), consistently applied, (ii) are consistent with the books and records of the Company, and (iii) fairly present the financial condition of the Company at the dates and the results of operations for the periods set forth therein. Except as set forth in the Financial Statements, the Company has no debts, liabilities or obligations (including obligations in respect of third party guarantees or indemnities), whether accrued, contingent or otherwise.

2.11     Brokers'  Fees  and  Commissions.  Neither  the  Company nor any of its
         --------------------------------
officers, employees or agents has employed any investment banker, broker, or finder in connection with the transactions contemplated by this Agreement or the Purchase Agreement.

3.     OTHER  AGREEMENTS.
       -----------------

3.1     Covenants  of  the Company.  During the Option Period, the Company shall
        --------------------------
not, without the prior written consent of Bartech, (a) authorize or issue any capital stock or any option, warrant, put, call, note, bond, debenture, or other right exercisable, convertible or exchangeable for the Company's capital stock, (b) take any action relating to the merger, sale, consolidation, dissolution, winding-up, liquidation or similar transaction, in one or more related transactions, involving all or substantially all of the capital stock or assets of the Company, or (c) take any other action which might reasonably be expected to adversely affect the rights of Bartech hereunder.

3.2     No  Rights as Shareholder Bartech shall not be entitled to any rights of
        -------------------------
a stockholder of the Company with respect to any of the Option Shares until such Option Shares have been purchased and sold in accordance with the terms hereof

3.3     Notification.
        ------------
(a)     Notification  of  Certain Events.  In case at any time the Company shall
        --------------------------------
propose to effect an Event, the Company shall give written notice thereof to Bartech, at least 30 days prior to the earlier of (i) the date on which any such Event is expected to become effective, and (ii) the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such Event.

(b)     Notification  of Breach of Representation or Warranty. During the Option
        -----------------------------------------------------
Period, the Company will promptly notify Bartech in writing of any fact or condition that causes or constitutes a breach of any of the Company's representations and warranties contained in Section 2 hereof, or of any fact or condition that would cause or constitute a breach of any such representation or warranty had such representation or warranty been made as of the of occurrence of such fact or condition.

(c)     Changes  to  the  Capitalization  Table and Equity Per Share.  If at any
        ------------------------------------------------------------
time during the Option Period the Company shall effect a change in its capitalization by issuing additional shares of capital stock or otherwise, the Company shall promptly deliver to Bartech (i) an updated Capitalization Table to reflect such change in capitalization, and (ii) notice of the new Equity
Per Share amount, together with a statement setting forth the aggregate dollar amount of equity capital contributions then made, and the number of shares outstanding used in calculating such new Equity Per Share amount.

3.4     Taxes.  The  issuance  of  certificates  for shares of Common Stock upon
        -----
exercise of this Option shall be made without charge to Bartech for any tax or other charge in respect of the issuance of such certificates or the Option Shares represented thereby; provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of Bartech and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

3.5     Reservation  of Shares.  The Company shall at all times reserve and keep
        ----------------------
available out of its authorized and unissued shares of Common Stock, solely for the purpose of providing for the exercise of the right to purchase all Option Shares granted pursuant to this Option, such number of shares of Common Stock as shall,  from  time  to  time,  be  sufficient  therefor.

3.6     Financial  Statements.  During  the  Option  Period,  the Company hereby
        ---------------------
covenants and agrees to deliver to Bartech the following financial statements (the "Financial Statements"):

(a) as soon as available, and in any event within 30 days after the end of each month, a profit and loss statement and key monthly metrics for such monthly accounting period and on a cumulative basis for the fiscal year to date and a balance sheet as at the last day of such monthly accounting period;

(b) as soon as available, and in any event within 45 days after the end of each quarterly fiscal period of each fiscal year of the Company, consolidated statements of income, retained earnings and cash flow of the Company, for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated balance sheet of the Company as at the end of such period setting forth in the case of each such statement in comparative form the corresponding figures for the corresponding period in the preceding fiscal year, if any;

(c) as soon as available and in any event within 90 days after the end of each fiscal year of the Company, consolidated statements of income, retained earnings and cash flow of the Company for such fiscal year, and the related consolidated balance sheet of the Company as at the end of such fiscal year, setting forth in the case of each such statement in comparative form the corresponding figures for the preceding fiscal year, if any, and accompanied by an audit report from the Company's independent public accountants.

3.7     Other Information Rights.  During the Option Period, the Company  hereby
        ------------------------
covenants and agrees to deliver to Bartech (a) with reasonable promptness after the date on which the Company first obtains knowledge of such, written notice of all legal or arbitration proceedings, and all proceedings by or before any governmental or regulatory authority or agency, and each material development in respect of such legal or other proceedings, affecting the Company, which proceeding involves at least $25,000; (b) as soon as available, but in any event within 90 days after commencement of each new fiscal year, a budget consisting of a business plan and projecting financial statements for such fiscal year; and (c) with reasonable promptness, such other notices, information and data as the Company deems material to its business or operations. In addition, the Company shall permit you and your representatives to visit and inspect the properties of the Company, including its corporate and financial records, and to discuss its business and finances with officers of the Company, during normal business hours following reasonable notice and as often as may be reasonably requested, without interruption of the business of the Company.

4.     INDEMNIFICATION.
       ----------------

4.1     Indemnification  Obligations  of the Company.  The Company agrees to and
        --------------------------------------------
will indemnify, defend and hold Bartech (including for purposes of this Section 4, each officer, director, employee, stockholder, agent and representative of Bartech) harmless from and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs and expenses, including, without limitation, interest, penalties and reasonable attorneys' fees and expenses (hereinafter collectively referred to as "Damages"), imposed upon or incurred by Bartech by reason of or resulting from or arising out of a breach of any representation, warranty, covenant or agreement of the Company contained in this Agreement.

4.2     Third  Party  Claims;  Notification  of  Claims.  Any  party entitled to
        -----------------------------------------------
indemnification pursuant to Section 4.1 hereof (each, an "Indemnified Party") shall (i) provide the Company with prompt notice of all third party actions, suits, proceedings, claims, demands or assessments subject to the indemnification provisions of this Section 4 (collectively, "Third Party Claims") brought at any time following the date hereof, and (ii) provide the Company with notice of all other claims or demands for indemnification pursuant to the provisions of this Section 4; provided, however, that the failure to
                                          --------  -------
provide  timely  notice  shall not affect the indemnification obligations of the
Company except to the extent the Company shall have been materially prejudiced as a result of such failure. In the case of a Third Party Claim, the Indemnified Party shall make available to the Company all relevant information material to  the  defense  of such claim. The Company shall have the right to control the defense of all Third Party Claims with counsel reasonably acceptable to the Indemnified Party, subject to the Indemnified Party's right to participate in the defense; provided, that the Indemnified Party may control such defense at
               --------
the Company's expense in the event (i) of a failure by the Company to assume control of the defense of any Third Party Claim within five days after the Company is notified of such Third Party Claim, (ii) that the defense of the Indemnified Party by the Company would be inappropriate due to actual or potential conflicts of interest between such Indemnified Party and any other party represented by such counsel in such proceeding, or (c) the actual or potential defendants in, or targets of, any such action include both the Indemnified Party and the Company, and the Indemnified Party reasonably determines that there may be legal defenses available to such Indemnified Party which are different from or in addition to those available to the Company. Notwithstanding any assumption of such defense and without limiting the indemnification obligations provided for under this Section 4, the Indemnified Party shall have the right to elect to join or participate in the defense of any Third Party Claim (at its sole expense if the Company is permitted to assume and continue control of the defense and has elected to do so and otherwise at the expense of the Company), and no claim shall be settled or compromised without the consent of the Indemnified Party, which consent shall not be unreasonably withheld or delayed.

5.     MISCELLANEOUS.
       --------------

5.1     Governing  Law.  This  Agreement  shall  be  governed by the laws of the
        --------------
State  of  New  York.

5.2     Entire  Agreement.  This  Agreement  and  the  other documents delivered
        -----------------
pursuant to this Agreement constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof and supersede all prior agreements and merge all prior discussions, negotiations, proposals and offers (written or oral) between them, and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants or agreements except as specifically set forth herein or therein. The Exhibits identified in this Agreement are incorporated herein by reference and made a part hereof.

5.3     Amendments and Waivers.  Except as expressly provided in this Agreement,
        ----------------------
neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

5.4     Headings.  The  titles and subtitles used in this Agreement are used for
        --------
convenience only and are not considered in construing or interpreting this Agreement.

5.5     Construction.  All  pronouns  shall be deemed to refer to the masculine,
        ------------
feminine or neuter, as the identity of the person referred to may require; the singular imports the plural and vice versa.

5.6     Notices.  All  notices  and  other  communications required or permitted
        -------
under this Agreement shall be sent by registered or certified mail, postage prepaid, overnight courier, confirmed telex or facsimile transmission or otherwise delivered by hand or by messenger, addressed to the parties as follows (or at such other address as any such party shall have furnished to the other parties hereto in writing):

If  to  the  Company:             With  a  Copy  to:

Hotel  Outsource  Services,  Inc.     ________________________________
40  Wall  Street,  Suite  33A     ________________________________
New  York,  New  York  10005      ________________________________
Attention:  Jacob  Ronnel         Attention:________________________
Facsimile:011.9723.516.8577       Facsimile:________________________

If  to  Bartech:                       With  a  Copy  to:

Bartech Systems International, Inc.
251  Najoles Road, Suite A        Mintz Levin Cohn Ferris Glovsky & Popeo, P.C.
Millersville,  Maryland  21108    666  Third  Avenue
Attention:  Daniel  Cohen         New  York,  New  York  10017
Facsimile:  (410)  729-7723       Attention:  Kenneth  R.  Koch,  Esq.
                                  Facsimile:  (212)  983.3115
5.7

5.8 Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given (i) when delivered if delivered personally, (ii) if sent by registered or certified mail, at the earlier of its receipt or three business days after registration or certification thereof, (iii) if sent by overnight courier, on the next business day after the same has been deposited with a nationally recognized courier service, or (iv) when sent by confirmed telex or facsimile, on the day sent (if a business day) if sent during normal business hours of the recipient, and if not, then on the next business day.

5.9     No  Third  Party  Beneficiaries.  This  Agreement  shall  not confer any
        -------------------------------
rights or remedies upon any person other than the parties hereto and their permitted successors and assigns.

5.10     Severability.  In  the  event  that  any  provision  of  this Agreement
         ------------
becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

5.11     Successors  and  Assigns.  The provisions of this Agreement shall inure
         ------------------------
to the benefit of, and be binding upon, the permitted successors and assigns of the parties to this Agreement. Notwithstanding the foregoing, the Company may not assign this Agreement without the written consent of Bartech, and Bartech may not assign this Agreement or its rights hereunder to any party other than a person or entity that controls, is controlled by, or is under common control with, Bartech.

5.12     Counterparts.  This  Agreement  may  be  executed  in  any  number  of
         ------------
counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument. This Agreement may be delivered by facsimile, and facsimile signatures shall be treated as original signatures for all applicable purposes.

5.13     Delays  and Omissions.  Except as expressly provided in this Agreement,
         ---------------------
no delay or omission to exercise any right, power or remedy accruing to the Company or Bartech or their respective successors or assigns, upon any breach or default by another party hereto under this Agreement shall impair any such right, power or remedy of the Company or Bartech or their respective successors or assigns, as the case may be, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of a waiver of or acquiescence in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring; provided, however, that this Section 5.11 shall not be interpreted to extend the date or time for any right, privilege or option beyond that expressly set forth elsewhere in this Agreement. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder shall be cumulative and not alternative.

5.14     Further  Assurances.  The  parties agree (a) to furnish upon request to
         -------------------
each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as they other party may reasonable request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.
                            {Signature Page Follows.}

5.15 IN WITNESS WHEREOF, the parties have hereunto set their hands as of the date first above written.

     "COMPANY"          HOTEL  OUTSOURCE  SERVICES,  INC.

                           /s/ Jacob Ronnel and Ariel Almog
                        By:_____________________________
                        Name:  Jacob Ronnel and Ariel Almog
                        Title: CEO                 COO




     "BARTECH"          BARTECH  SYSTEMS  INTERNATIONAL,  INC.

                            /s/ Daniel Cohen
                        By:_____________________________
                        Name: Daniel Cohen
                        Title: President and CEO

                                    EXHIBIT A
                                    FORM OF
                                  OPTION NOTICE
                                                      __________________________
                                                                 Date

Hotel  Outsource  Services,  Inc.
40  Wall  Street,  Suite  33A
New  York,  New  York  10005

Ladies  and  Gentlemen:

     Reference is hereby made to that certain Option Agreement (the "Option Agreement") dated as of __________ ___, 2001, between Hotel Outsource Services, Inc. (the "Company") and Bartech Systems International, Inc. ("Bartech"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Option Agreement.

     Bartech hereby exercises its right to purchase _________ Option Shares covered by the Option Agreement and tenders the Option Payment in the amount of $__________ in accordance with the terms thereof, and request that certificates for such securities be issued in the name of, and delivered to:

               _________________________________________

               _________________________________________

               _________________________________________

               _________________________________________
               (Print  Name,  Address  and  Tax  Identification  No.)


                         Very  truly  yours,

                         BARTECH  SYSTEMS  INTERNATIONAL,  INC.


                         By:  _____________________________
                         Name:
                         Title:

                                    EXHIBIT B
                              CAPITALIZATION TABLE
                            As of __________ __, 2001



Name  of  Stockholder                  Number  of  Shares  of  Common  Stock
-----------------------------         -------------------------------------

Hila  International  Corp.                        700
Bartech  Systems  International,  Inc.            300*

 TOTAL                                          1,000

* Does not include shares issuable upon exercise of the Option Agreement to which this Capitalization Table is attached.